Asia Investor Day September 13, 2006

Investor Relations Tracey Dedrick Vice President

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products by new and existing competitors; (iii) unanticipated changes in industry trends; (iv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (v) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (vi) catastrophe losses; (vii) adverse results or other consequences from litigation, arbitration or regulatory investigations; (viii) regulatory, accounting or tax changes that may affect the cost of, or demand for, the Company's products or services; (ix) downgrades in the Company's and its affiliates' claims paying ability, financial strength or credit ratings; (x) changes in rating agency policies or practices; (xi) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (xii) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xiii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xiv) the Company's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; and (xv) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the Securities and Exchange Commission, including its S-1 and S-3 registration statements. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information contained in this presentation include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on equity ("ROE"). MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income taxes, and adjustments related to net investment gains and losses, net of income taxes, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income taxes, and discontinued operations other than discontinued real estate, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income taxes, adjustments related to net investment gains and losses, net of income taxes, the impact from the cumulative effect of a change in accounting, net of income taxes, and discontinued operations other than discontinued real estate, net of income taxes. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides to "operating earnings" for 2005 and future years should be read as references to "operating earnings available to common shareholders. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides to "operating earnings per share" for 2005 and future years should be read as references to "operating earnings available to common shareholders per diluted common share." Operating return on equity is calculated by dividing operating earnings available to common shareholders by average common equity for the period indicated, excluding accumulated other comprehensive income.

Explanatory Note on Non-GAAP Financial Information (Cont'd) For the historical periods presented, reconciliations of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included at the end of this presentation and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

MetLife

Agenda

- Overview of MetLife International & MetLife in China
  Charles Symington
  Senior Vice President &
  Chief Financial Officer, MetLife International
- MetLife Korea
  Stuart Solomon
  Chief Executive Officer, MetLife Korea
- MSIMetLife
  Ichiro Miyake
  Co-Chief Executive Officer, MSIMetLife
- Wrap-Up
  Charles Symington

7

MetLife International Charles Symington, Senior Vice President & Chief Financial Officer, MetLife International

International Operating Earnings 0.93 0.068 International: Contribution to MetLife MetLife International 7% MetLife U.S. 93% Operating Earnings first half of 2006

International: Leadership Distribution & Marketing Shailendra Ghorpade President Bill Toppeta Regional Operations Eugene Marks Administration & Customer Service John Rao Strategy & New Business Development Angelica Cantlon Product Management & Japan Operations Bill Hogan

Mexico #1 Life and Group Life in-force1 Korea #4 Variable Universal Life sales2 Japan #2 Variable Annuity assets3 Australia #3 Immediate Annuity sales4 Chile #2 Life & Annuity market5 1EstadisticAMIS, as of 6/30/06. 2Korea Deposit Insurance Corporation, 4/20/06. 3Hoken Mainichi News, August 30, 2006, as of 03/2006, Cumulative sales through banks. 4Plan for Life, Monthly Annuities Sales, July 2006. 5International Insurance Fact Book 2006-07, Gross Written premium as of year end 2005. International: Leading Market Positions

International: Key Strategies Establish meaningful positions in growth markets with attractive margins Maximize distribution opportunities Leverage MetLife's core competencies and relationships Invest in growth, operating platforms and branding Make opportunistic acquisitions/JVs/alliances

Balance investment in growth with current profitability Develop Citigroup relationship Optimize Joint Venture partnerships Build infrastructure to support growth International: Opportunities & Challenges

International: Operating Revenues 2001 2002 2003 2004 2005 1H2006 Premiums, Fees & Other Revenues 873 1642 1982 2062 2785 1693 Net Investment Income 266 459 500 585 844 473 ($ Millions) 2001-2005 CAGR 34%

International: Operating Earnings 2001 2002 2003 2004 2005 1H2006 35 97 206 165 233 137 Impact of significant one-time earnings ($ Millions) 2001-2005 CAGR 61% See appendix for GAAP/Non-GAAP reconciliations.

2005 2006P 2008P Mexico, Korea, Japan, Chile, Australia, Taiwan, EU 17% - 19% 15% - 17% 16% - 18% <0% <0% 15% - 17% <0% <0% <0% Long-Term Contributors China, India International: Operating ROE Current Contributors Hong Kong, Brazil, Argentina/Uruguay Medium-Term Contributors See appendix for GAAP/Non-GAAP reconciliations.

Record Operating Earnings $137 million, up 15% year over year Record sales $3.8 billion1, in excess of 400% year over year Significant progress in CitiInsurance integration Achieved leading positions in several markets Continued new product introductions International: 1H2006 Highlights 1Includes joint venture sales in Japan, China and Hong Kong.

International: 2006 Goals (Investor Day) 1 Includes other revenues. Premiums & Fees exclude unconsolidated joint ventures in Japan, China and Hong Kong. 2 Sales excludes unconsolidated joint ventures in Japan, China and Hong Kong. ($ Millions)

MetLife Asia Operations Operations in the three largest markets in Asia1 Japan, Korea, China 2 seasoned and profitable operations, 1 start-up Key support from JV partners in China and Japan Growing through innovative product design and distribution Strong risk management culture 1Swiss Re, Sigma No. 5/2006, World Insurance in 2005.

China

3rd largest life insurance market in Asia1 2% of world life premiums1 Under-penetrated market: premiums equal to 1.8% of 2005 GDP1 Primary distribution channel: agency Third-party distribution is developing Foreign life insurance companies generally have joint ventures with a maximum of 50% foreign ownership Licenses are granted by municipality or province China: High Savings Create Opportunities 1Swiss Re, Sigma No. 5/2006, World Insurance in 2005.

China: High Savings Create Opportunities China has a higher savings rate than most of the countries in which MetLife operates Source: IMF World Economics Outlook, April 2006; Development Data Group, The World Bank, 2004. 12003 data. 2Gross National Savings as a % of GNP. 1 2 1

China: Under-Penetrated Market Source: Swiss Re, Sigma No. 5/2006, World Insurance in 2005.

China: Domestic Companies Dominate the Market "Big 3" domestic players: China Life, Ping An, Pacific Foreign "Big 3" Other Domestic 5 74 21 74% 21% 5% Other Domestic (16) "Big 3" Foreign Cos. Life Insurance Market Top three domestic companies account for 74% of the market1 Foreign companies have 5% market share 1Based on life premiums. Total industry life premiums $31.3 billion July 2006 YTD Source: CIRC.

JV Partners Capital Airports Holding Company Shanghai Alliance Investments Limited (SAIL) Distribution Professional/traditional agency force Telemarketing and bancassurance Products Whole life Endowment Refundable Personal Accidental & Health China: MetLife Operations

SHENYANG TIANJIN FUZHOU XIAMEN SHENZHEN FOSHAN NANJING MetLife licenses 1Based on July 2006 YTD premiums. Source: CIRC. China: MetLife Operations in 24% of the Market1

Well established system, good reputation in the market Continuously increasing quality, productivity of life planners Maintaining high ethical standard in sales practices Needs-based selling highly valued by consumers Viewed by regulators as a model for individual agency sales China: Professional Agency Force a Differentiator

Building telemarketing capability China consumer behavior is changing Telemarketing gaining acceptance Bancassurance Good business model and a solid sales team Institutional business start-up China: Well-Positioned in Emerging Distribution Channels

China: Important Takeaways Significant long term market opportunity A good reputation in the market Early success in only two years due to clear strategy and good execution Key support from JV partners Pro-Agency model revolutionizes agency distribution in China Leader in telemarketing

MetLife Korea Stuart Solomon Chief Executive Officer, MetLife Korea

2nd largest life insurance market in Asia1 3% of world life premiums1 Premiums 7.3% of 2005 GDP1 Predominantly career agency system Third party distribution growing Korea: Small Country, Big Life Insurance Market 1Swiss Re, Sigma No. 5/2006, World Insurance in 2005.

Korea: An Attractive Market Source: Swiss Re, Sigma No. 5/2006, World Insurance in 2005. * Fiscal year 4.1.05 - 3.31.06 7th largest life insurance market in the world 2nd largest life insurance market in Asia Asia Premium Income by Country ($ Billions) World Premium Income by Country ($ Billions)

Korea: Aging Society Creates Opportunity 1960 1970 1980 1990 2000 2005 2010 2020 2030 2050 0-14 0.423 0.425 0.34 0.256 0.211 0.191 0.163 0.126 0.112 0.09 15-64 0.548 0.544 0.622 0.693 0.717 0.718 0.728 0.71 0.647 0.537 65+ 0.029 0.031 0.038 0.051 0.072 0.091 0.109 0.15 0.241 0.373 Source: Korea National Statistical Office. People 65 and older to account for 37% of population by 2050

Percentage of Households Owning Life Insurance Policies Variable CI Savings-type Annuity Accidental WL Health 1 3.6 14.9 22.5 41.2 43.7 70.4 Source: KIDI (Korea Insurance Development Institute): 2005 Insurance Consumer Survey. Korea: Opportunity for Variable Products 86% of households own at least one life insurance policy Average 3.6 life insurance policies per household Variable products owned by only 1% of households

FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 36.71937592 38.69125352 42.28531331 46.92770715 59.34202759 ($ Billions) 2001 - 2005 CAGR 12.4 % Korea: Life Insurance Growth Trends Source: Korea Life Insurance Association (KLIA). *Growth rate impacted by US$ conversion factor * Steady growth of life insurance premium since 2000, accelerating in 2005, portends well for the market

Korea: Foreign Insurers Gaining Market Share Foreign Market Share FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 Foreign 3783 5140 6836 8850 11068 "Big 3" 36937 37202 36284 36838 40120 Other 6644 6725 7272 8062 9589 "Big 3" domestic players: Samsung Life, Daehan Life, Kyobo Life Foreign Big 3 Other Domestic 8074804 31890628 7358794 66% 16% 18% Other (9) "Big 3" Foreign (10) Market Share Segment Source: Korea Life Insurance Association (KLIA) Foreign players' share of the market has more than doubled since 2001

MetLife

MetLife Korea: History

1989	MetLife and Kolon Group established a joint venture Kolon-Met Life Insurance Co.
1998	MetLife acquired remaining 49% partnership stake from Kolon Group, and renamed as MetLife Insurance Company of Korea
1998	Launched professional agency force
2002	Launched telemarketing
2003	Launched bancassurance
2006	Launched corporate pension
Since 1998	Self-funded strong growth

37

Distribution Professional agency distribution Telemarketing Bank distribution Direct marketing (TV) Products Individual life and annuity products First to introduce VUL, VA with GMWB riders #4 VUL writer1 MetLife Korea: Business Operations 1Korea Deposit Insurance Corporation, 4/20/06.

Quadrupled Operating Earnings in 4 years Growth driven by: Development of professional agency system Excellent agent productivity Development of bancassurance and direct marketing channels Introduction of sophisticated products: VUL, VA with GMWB Development of strong management team MetLife Korea: Success Story

2001 2002 2003 2004 2005 2006P Premium & Fees 193 287 384 486 604 725 30 2001 2002 2003 2004 2005 2006P Operating Earnings 14.687 11.758 18.189 37 60.888 100 Net Income 16.376 11.739 19.254 34.51 60.791 Premiums & Fees MetLife Korea: Financial Trends CAGR 33% Operating Earnings CAGR 42% ($ Million) Strong growth, improving profitability Profitability 80 - 100

Sales by Channel Sales by Product 2003 2004 2005 2006P Agency 208 370.5 475 629.8 Telemarketing 21.7 25.2 39 51.6 Bancassurance 33.4 75 216 157.1 Institutional 0.4 56.3 2003 2004 2005 2006P Whole Life 89 65.7 17 171.6 Personal A&H 24.3 27.9 42 52 Annuities 69.3 83.8 242 187.9 VUL 80.3 293.1 365 426.6 Other Life 63 0.2 Corporate pension Pensions 0.4 56.3 263 471 731 875 - 915 263 471 CAGR 50% CAGR 50% 731 875 - 915 MetLife Korea: Strong Sales Trends ($ Millions)

MetLife Korea: Sales Force Excellence 2002-2005 CAGR 90% Million Dollar Round Table Qualifiers

Strong growth, high profitability A highly trained, highly productive professional sales force selling high quality business Proven innovators of sophisticated and profitable products Access to mass market through bancassurance and telemarketing channels MetLife Korea: Important Takeaways

Japan Ichiro Miyake Co-Chief Executive Officer, MSIMetLife

2nd largest insurance market in the world behind the U.S. 1 Premium equals to 8.3% of GDP versus 4.1% in the U.S.1 19% of world life premiums1 Annuity business is still growing Life distribution predominantly career agents Annuity sales predominantly 3rd party distribution (banks and broker dealers) Japan: Large & Transitioning Market 1 Swiss Re, Sigma No. 5/2006, World Insurance in 2005

CAGR 53% CAGR 36% Total New Annuity Sales in Japan1 (Japanese fiscal year) Japan: Strong Growth Through Bank Sales ($ Millions) Source: MSIMetLife market research: FX conversion: 115¥/US$ 1 Sales in Broker Dealers channel are not publicly disclosed and therefore not included in the graph above.

Japan: Deregulation Presents Distribution Opportunities Deregulation of annuity for broker dealers Dec 1998 Oct 2002 Deregulation of single premium whole life and single premium endowment for banks Dec 2007 Deregulation of annuity for banks Dec 2005 Expected final & full deregulation of all insurance products for banks and broker dealers Deregulation of insurance products for 3rd party distribution in Japan

Actual Projection Cumulative annuity sales through banks are expected to total $400 to $500 billion by 2010 Source: MSIMetLife market research and forecasts; FX conversion = 115¥/US$ Japan: Bank/Broker-Dealer Channel Growth Potential

U.S. Japan 2000 0.1228 0.1988 2030 0.1918 0.2957 2050 0.1998 0.3565 U.S. Japan 2000 76.8 80.8 2050 82 85 Population Over Age 65 Increasing Dramatically Life Expectancy Growing Uncertainty in government pension program Attractive tax benefit offered by annuity products Consumer investment portfolio 2nd highest personal financial assets, $11.6 trillion Financial assets 54% cash & deposits, U.S. 12% Savings rate 13% Japan: Consumers Motivated to Buy Annuities 2000 2000 2000 2000 2050 2030 2030 2050 2050 2050 Source: Healthy People 2010 National Institute of Population and Social Security Research Source: UN, World Population Prospects: The 2004 Revision National Institute of Population and Social Security Research

Ratio of Domestic Service Revenue to Gross Operating Profit (FY 2003 - FY 2005) Decline of interest revenue from corporate loan portfolio due to slow economy Service revenue is a growing source of gross operating profits Japan: Banks Motivated to Sell Annuities Source: MSIMetLife market research

Japan: Annuity Growth Pattern has Changed Quarterly VA and FA Sales by Bank Channel ($ Billions, Japanese fiscal quarters) 2006 FA sales declined due to fluctuations in FX and interest rate changes 2006 VA sales flattened due to competition with investment trusts and increased FSA supervision on sales practices 2010 cumulative sales expectations are unchanged Source: MSIMetLife market research; FX conversion = 115¥/US$

MSIMetLife: Growing Market Share Bank sales down market wide Entirely foreign players losing to domestic life insurers MSIMetLife market share is up Annuity Sales By Bank Channels ($ Millions) Source: MSIMetLife market research 2Q 2005 2Q 2006 9,291 8,723

MSIMetLife: The Joint Venture We define our product as your "gift" for you and your family in the future. We define ourselves as policyholders' "No. 1 supporter" to realize a post-retirement pleasant life. JAPAN - New Company Brand Image

Established: October 2002 Capital: $350 million capital, reserves included # in force policies: 176,687 as of 8/31/06 Amount in force: $15.6 billion as of 8/31/06 Rating: AA- by S&P No. of Employees: 315, including 73 wholesalers, as of 7/31/06 Sales Channels: 60 banks, 8 securities companies Products: Variable Annuity, Fixed Annuities (USD, AUD or ¥ ), Variable Life MSIMetLife: A Strong Foundation FX conversion = 115¥/US$

Mitsui Sumitomo Insurance: A Strong Partner 2nd largest non-life insurer in Japan1 Core member of Mitsui Sumitomo Financial Group Strong financial position (FY 2005) Net income: $558 million Total Assets: $64 billion Shareholders' Equity: $17 billion Credit Ratings Standard & Poor's: AA- Moody's: Aa3 1 As measured by consolidated net premiums written and net income in FY2005: FX conversion = 115¥/US$

Mitsui Sumitomo Insurance Strong relationship with financial institutions as distributors Mitsui Sumitomo brand recognition Market knowledge MetLife Experience in the US annuity market Product development Expertise in wholesaler model Risk hedging expertise MSIMetLife: Value Added by Both Partners

Variable Annuities GMDB : Death benefit steps up according to investment GMAB : Paid-in principal is guaranteed as source of annuity payouts GMWB : 105,110, 115 % of paid-in principal is guaranteed depending on investment period as total sum of annuity payouts GMWB for Life Fixed Annuities USD 52%, AUD 45%, ¥ 2% of total fixed annuities Variable Life MSIMetLife: Diversified Product Portfolio

GMWB for Life First and only supplier in Japan Product features Immediate annuity Life time guarantee Step up feature Amount guarantee Inflation hedge MSIMetLife: Focused Product Innovation

($ Millions) MSIMetLife: GMWB for Life Emerging Best Seller FX conversion = 115¥/US$

MSIMetLife: Continues to Grow ($ Billion) * 3 months total FX conversion = 115¥/US$

2Q 06 sales up 37% year over year GMWB for Life sales approximately $1.0 billion as of Aug 06 Separate Account AUM reached $14.7 billion as of Aug 06 Increased number of distributors from 48 to 68 year over year MSIMetLife: Maintains Leading Position FX conversion = 115¥/US$

Profitability is on track to meet Investor Day guidance of $30-40 million operating earnings in 2006 Growing market share Key support from joint venture partners Product innovation Excellent relationship with distributors Leveraging US wholesaling experience where applicable Increasing the number of Regional Bank distribution relationships MSIMetLife: Important Takeaways

Wrap Up Charles Symington, Senior Vice President & Chief Financial Officer, MetLife International

Rider risks are managed through Product design Appropriate pricing and underwriting Reinsurance Hedging Hedging All rider risks are aggregated and managed globally All greeks and cross greeks are within scope MetLife: Strong Risk Management Culture

MetLife Asia Operations Operations in the three largest markets in Asia1 Japan, Korea, China 2 seasoned and profitable operations, 1 start-up Key support from joint venture partners in China and Japan Growing through innovative product design and distribution Strong risk management culture 1Swiss Re, Sigma No. 5/2006, World Insurance in 2005.

Q&A Session

Appendix

Reconciliation of Net Income to Operating Earnings Available to Common Shareholders ($ Millions) ($ Millions)